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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August 8, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-32259                           94-3267295
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         (Commission File Number)        (IRS Employer Identification No.)

          881 Martin Avenue, Santa Clara, California           95050
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           (Address of Principal Executive Offices)         (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On August 8, 2005, Align Technology, Inc. ("Align") terminated the employment of David Thrower as Vice President of Global Marketing, effective immediately. Accordingly, the Employment Agreement dated March 1, 2003, between Mr. Thrower and Align (the "Employment Agreement"), which sets forth, among other things, Mr. Thrower's base salary, bonus opportunity, stock options, benefits and responsibilities, was terminated. In connection with his termination, Mr. Thrower will not receive any severance payments.

         A brief description of the terms and conditions of the Employment Agreement is set forth under the caption "Executive Compensation - Employment Agreements" in Align's Proxy Statement for the Annual Stockholder Meeting held in 2005, filed with the Securities and Exchange Commission on April 18, 2005, which disclosure is incorporated herein by reference. The description of the Employment Agreement is qualified in its entirety by the full terms and conditions of the Employment Agreement, the form of which was filed as Exhibit
10.19 to Align's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and is incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.

         On August 8, 2005, Align issued a press release announcing it had terminated the employment of David Thrower as Vice President of Global Marketing, effective immediately. Align has enlisted the services of an executive search firm to lead the search for Mr. Thrower's replacement. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS.

  EXHIBIT NO.               DESCRIPTION
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     99.1       Press Release dated August 8, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2005                        ALIGN TECHNOLOGY, INC.

                                              By:  /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

  EXHIBIT NO.               DESCRIPTION
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      99.1      Press release dated August 8, 2005